UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements and Completed Interim Review.

On May 1, 2024, the Board of Directors (the “Board”) of AEON Biopharma, Inc. (the “Company”), based on the recommendation of, and after consultation with, the Company’s management, concluded that the Company’s previously issued financial statements as of and for the three and nine months ended September 30, 2023, included in the Company’s Quarterly Report on Form 10-Q filed on March 29, 2024 (as amended, the “Form 10-Q”), and previously issued financial statements as of and for the year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K filed on March 29, 2024 (the “Form 10-K”) and its Registration Statement on Form S-1 (File No. 333-274094) filed on April 2, 2024 (as amended, the “Registration Statement”), should no longer be relied upon due to an identified error. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications describing the Company’s financial results for the three and nine months ended September 30, 2023 and for the year ended December 31, 2023 should no longer be relied upon. The Company's management and the Board have discussed the matters described herein with KPMG LLP, the Company's independent registered public accounting firm. The identified error had no impact on the Company’s cash balances or operating cash flows for the quarter ended September 30, 2023 nor the year ended December 31, 2023. Capitalized terms used but not defined in this Current Report on Form 8-K (this “Form 8-K”) have the meanings set forth in the Form 10-Q or Form 10-K.

The following summarizes the nature and effect of the identified error:

●	The Company recorded the write-off of the acquired in-process research and development (“IPR&D) “on the line” at the close of the Merger in the Successor’s opening accumulated deficit. Upon further review, the Company determined the acquired IPR&D should have been reflected in the Successor’s opening balance sheet at the close of the Merger and the subsequent write-off should have been recognized in the consolidated statement of operations and comprehensive loss for the Successor period. This error resulted in non-cash corrections to increase the loss reported on the Company’s condensed consolidated statement of operations and comprehensive loss for the Successor periods from July 22, 2023 to September 30, 2023 and July 22, 2023 to December 31, 2023 by $348.0 million.

The Company expects to report a material weakness as a result of the error identified, which would be related to the material weaknesses previously reported on the amended Form 10-Q filed on March 29, 2024, and in addition to the previously identified material weaknesses related to Priveterra’s ineffective internal controls as disclosed in the Form 10-Q and Form 10-K. The material weaknesses and the errors identified will be described in an Explanatory Note to an amendment to the Form 10-K (the “Form 10-K Amendment”). The Company intends to file restated audited consolidated financial statements for the year ended December 31, 2023 in the Form 10-K Amendment with the above stated corrections as soon as practicable. The restatement of the previously issued financial statements for the three and nine months ended September 30, 2023 will be included in the Form 10-K Amendment.

Additionally, in accordance with ASC 205-40, Presentation of Financial Statements–Going Concern, the Company is required to make an assessment as of the date the restated financial statements are issued, regarding whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for the twelve months from the date of amended filings. The Company expects to continue to report that there is substantial doubt about its ability to continue as a going concern as of the date of the respective amended filings. Based upon currently available information, the Company also anticipates that it will be disclosing that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern for at least twelve months from the expected issuance date of the Form 10-Q for the fiscal quarter ended March 31, 2024.

Cautionary Note Regarding Forward-Looking Statements.

Certain statements in this Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and include, for example, statements regarding the effects of the restatement of the Company’s past financial statements. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management at the time such statements are made, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against the Company or others; (ii) the Company’s ability to continue to meet continued stock exchange listing standards; (iii) costs related to being a public company; and (iv) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s prospectus and in subsequent filings with the Securities and Exchange Commission. Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not undertake any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.

Date: May 3, 2024	By:	/s/ Marc Forth
Marc Forth
Chief Executive Officer